CONFORMED


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ___________________


         Date of Report (Date of earliest event reported) September 14,
                                      1995

                          BIOCONTROL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



          Pennsylvania                  0-1822             25-1229323
          (State of other jurisdiction  (Commission        (IRS Employer
          of incorporation)             File Number)       Identification no.)


              300 Indian Springs Road, Indiana, Pennsylvania 15701 (Address of principal executive offices) ( Zip Code)


       Registrant's telephone number, including area code (412) 349-1811



       _________________________________________________________________
                        (Former name or former address,
                         if changes since last report.)

       Item 1.        Change in Control of Registrant.
                      Not applicable.

       Item 2.        Acquisition or Disposition of Assets.
                      Not applicable.

       Item 3.        Bankruptcy or Receivership.
                      Not applicable.

       Item 4.        Changes in Registrant's Certifying Accountant
                      Not applicable.

       Item 5.        Other Events.
                         On September 8, 1995, Biocontrol Technology, Inc.
                      (NASDAQ:BICO) was informed that its subsidiary, Barnacle Ban Corp., received approval for the registration of its Antifouling Paint ("Hot Bottom Paint") from the United States Environmental Protection Agency.

       Item 6.        Resignation of Registrant's Directors.
                      Not Applicable

       Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

                      (a) Financial Statements and Businesses Acquired Not Applicable.

                      (b)  Pro Forma Financial Information - Not Applicable.

                      (c)  Exhibits - Not Applicable

                                   SIGNATURES


          Pursuant to the requirement of the Securities Exchange  Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOCONTROL TECHNOLOGY, INC.


                                        by /s/    Fred E. Cooper
                                                  Fred E. Cooper, CEO
DATED: September 14, 1995